Exhibit 99.1

CURA HEALTH MANAGEMENT LLC

Audited Consolidated Financial Statements

For the Years Ended December 31, 2019 and 2018

INDEPENDENT AUDITOR’S REPORT

To those charged with governance of
CURA HEALTH MANAGEMENT LLC

We have audited the accompanying consolidated financial statements of Cura Health Management LLC (the “Company), a Florida LLC, which comprise of the consolidated balance sheets as of December 31, 2019 and 2018, and the related consolidated statements of income and members’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the consolidated statements of income and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ RBSM LLP

New York, NY

August 3, 2020

CURA HEALTH MANAGEMENT LLC

(a Partnership)

CONSOLIDATED BALANCE SHEETS

December 31, 2019 and 2018

	December 31,
	2019	2018
ASSETS
Current Assets:
Cash	$551,225	$1,961
Accounts receivable, net	50,346	—
Prepaid expenses	63,200	—
Total Current Assets	664,771	1,961

Other Assets:
Due from affiliates	1,056	20,084

Total Assets	$665,827	$22,045

LIABILITIES AND MEMBERS’ EQUITY

Current Liabilities:
Accounts payable	$765	$3,848
Deferred revenue	50,334	—
Due to affiliates	1,771	8,742
Total Current Liabilities	52,870	12,590

Total Liabilities	52,870	12,590

Members’ Equity:
Members’ equity	612,957	9,455
Total Members’ Equity	612,957	9,455

Total Liabilities and Members’ Equity	$665,827	$22,045

See accompanying independent auditors report and notes to consolidated financial statements

CURA HEALTH MANAGEMENT LLC

(a Partnership)

CONSOLIDATED STATEMENTS OF INCOME AND MEMBERS’ EQUITY

Years Ended December 31, 2019 and 2018

	Year Ended December 31,
	2019	2018
Revenue:

Shared savings revenue	$1,920,318	$2,356,843
Service revenue	95,000	53,000
Revenue from related parties	3,250	57,000
Total Revenue	2,018,568	2,466,843

Operating Expenses:

Provider shared savings expense	780,982	1,312,880
Consulting fees paid to members	—	1,000,283
Selling, general and administrative	257,184	141,602
Total operating expenses	1,038,166	2,454,765

Net Income	$980,402	$12,078

Members’ Equity at Beginning of Period	$9,455	$(2,623)
Net Income	980,402	12,078
Member Contributions	3,100	—
Member Distributions	(380,000)	—

Members’ Equity at End of Period	$612,957	$9,455

See accompanying independent auditors report and notes to consolidated financial statements

CURA HEALTH MANAGEMENT LLC

(a Partnership)

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years Ended December 31, 2019 and 2018

	Year Ended December 31,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES

Net Income	$980,402	$12,078

Adjustments to reconcile net income to net cash provided by operating activities:
Changes in operating assets and liabilities:
Accounts receivable	(50,346)	—
Prepaid expenses	(63,200)	—
Due from affiliates	19,028	(20,084)
Accounts payable	(3,083)	1,225
Deferred revenue	50,334	—
Due to affiliates	(6,971)	8,742
NET CASH PROVIDED BY OPERATING ACTIVITIES	926,164	1,961

NET CASH USED IN INVESTING ACTIVITIES	—	—

CASH FLOWS FROM FINANCING ACTIVITIES

Contributions from members	3,100	—
Distributions to members	(380,000)	—
NET CASH USED IN FINANCING ACTIVITIES	(376,900)	—

NET INCREASE IN CASH AND CASH EQUIVALENTS	549,264	1,961

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	1,961	—

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$551,225	$1,961

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$—	$—

See accompanying independent auditors report and notes to consolidated financial statements

CURA HEALTH MANAGEMENT LLC

(a Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2019 and 2018

Note 1. DESCRIPTION OF COMPANY

Description of Business

Cura Health Management LLC (“CHM”) and its wholly owned subsidiary ACO Health Partners LLC (“AHP” and together with CHM, the “Company”) combine to operate an accountable care organization (“ACO”) as defined in by the Medicare Shared Savings Program (the “MSSP”) as administered by the Center for Medicare and Medicaid Services (the “CMS”). The MSSP is a program created under the Affordable Care Act (the “ACA,” also known as “Obamacare”) designed to enhance the efficiency of healthcare provided to patients covered by Medicare. The program allows for the creation of ACOs, which are organizations that agree to take responsibility for the efficiency of healthcare services provided by a group of participating healthcare providers under Medicare. The ACO is held accountable for the efficiency of the healthcare services of its participating providers as measured against benchmarks prescribed in the MSSP and earns shared savings payments if such benchmarks are met. The Company also provides contracted consulting services to healthcare providers and other ACOs.

AHP acquisition in 2018

On March 28, 2018, CHM’s predecessor, Cura Management Group, Inc. (“CMG”), acquired AHP and its primary asset, the ACO contract, from third party Orange Health Solutions, Inc. (“OHS”) for consideration of $1 plus CMG to remit payment of immediately available funds to OHS in the amount equal to 25% of such 2017 MSSP Payments (the “OHS MSSP Payment Share”). On October 1, 2019, CMG transferred ownership of AHP to its newly formed holding company, CHM. No change in ownership occurred in the transfer. Before and after the transfer, CMG and CHM were each controlled by the two principals of the underlying business, Marsha Boggess and Nicole Bradberry (the “Principals”), who each owned 50% both entities. This transfer was treated as a transfer between entities under common control.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

Prior to October 1, 2019, the equity of AHP was owned by CMG, a corporation equally owned by the Principals. On October 1, 2019, the equity of AHP was transferred to CHM, a limited liability company (“LLC”) also equally owned by the Principals, for consideration of $1. On December 8, 2019, CMG was dissolved. The transfer of AHP from CMG to CHM was treated as a common control transaction with no change in the substance of the reporting entity. Accordingly, the financial statements of CHM presented herein for the years ended December 31, 2019 and 2018 are retroactively restated as though the transfer had occurred as of January 1 of each year presented. The legal capital has been retroactively restated to reflect the capital of the new parent company, CHM. The dissolution of CMG was not considered a discontinued operation because the corporate restructuring did not meet the requirements of a strategic shift of the underlying business.

CURA HEALTH MANAGEMENT LLC

(a Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2019 and 2018

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company prepares its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America, except where otherwise noted. All significant intercompany transactions and balances have been eliminated upon consolidation.

Revenue Recognition

Shared Savings Revenue

Revenue recognition from contracts is governed by ASC 606, “Revenue from Contracts with Customers” (“ASC 606”). The Company is notified by the CMS of the amount of MSSP shared savings earned, if any, in the second half of the year following the completion of the program year. Accordingly, pursuant to the guidance in ASC 606, the Company recognizes MSSP shared savings in the period that notification of the amount of shared savings for the prior program year is received from the CMS. The Company also concluded that it acts as a principal in the delivery of shared savings revenue and, accordingly, recognizes such revenue in the gross amount of consideration received. The Company received $1,920,318 and $2,356,843 in shared savings payments related to the 2018 and 2017 performance years, respectively, which were recognized as shared savings revenue in the accompanying consolidated statements of income and members’ equity for the years ended December 31, 2019 and 2018, respectively.

Service Revenue

Also pursuant to ASC 606, the Company recognizes service revenue as services are provided, with any unearned but paid amounts recorded as deferred revenue liability at each balance sheet date.

Deferred Revenue

The Company’s deferred revenue liability balance was $50,334 and $-0- as of December 31, 2019 and 2018, respectively.

Provider shared savings expense

Provider shared savings expense represents payments made to the ACO’s participating providers. The pool of provider shared savings expense paid to all participating providers, as well as the amounts paid to each individual participating provider from the pool, is determined by ACO management. Shared Savings expense is recognized in the period in which the size of the payment pool is determined, which typically corresponds to the period in which the shared saving payment is received from CMS and shared savings revenue is recognized. This typically occurs in the second half of the year following the completion of the program year.

Internal Use Software

The Company accounts for costs incurred to develop or purchase computer software for internal use in accordance with FASB ASC 350-40 “Internal-Use Software” or ASC 350-50 “Website Costs.” As required by ASC 350-40, costs incurred to maintain existing product offerings are expensed as incurred.

CURA HEALTH MANAGEMENT LLC

(a Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2019 and 2018

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company presents its statement of cash flows using the indirect method. For purposes of the statement of cash flows, cash includes cash in checking accounts.

Accounts Receivable

Trade receivables are carried at their estimated collectible amounts. Trade credit is generally extended on a short-term basis; thus trade receivables do not bear interest. Trade accounts receivable are periodically evaluated for collectability based on past collectability of the customers’ accounts receivable during the related period. The Company concluded that no reserve for uncollectible accounts was required as of December 31, 2019 or 2018.

Advertising and Promotion

The Company expenses all advertising costs as they are incurred. Total advertising expenses were $19,864 and $3,239 for the years ended December 31, 2019 and 2018, respectively.

Income Taxes

Income taxes have not been provided as each partner is individually liable for the taxes, if any, on its share of the partnership’s income and expenses. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and requires the evaluation of tax positions taken or expected to be taken in the course of preparing the partnership’s financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions with respect to tax at the partnership level not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. The Company concluded that no provision for income tax is required in the partnership’s financial statements.

The Company files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. In general, the statute of limitations of the Company’s U.S. federal tax returns remains open three years after a tax return is filed. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe that there are any uncertain tax positions that require recognition of a tax liability.

CURA HEALTH MANAGEMENT LLC

(a Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2019 and 2018

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

On May 18, 2020, the Company entered into a definitive agreement to be acquired by HealthLynked Corp. (OTCQB:HLYK)(“HealthLynked”) and the acquisition was completed (See Note 7. EVALUATION OF SUBSEQUENT EVENTS). Effective with the acquisition on May 18, 2020 the CHM partnership was dissolved.

Note 3. CONCENTRATION OF CREDIT RISK

Dependence on the ACA

During the years ended December 31, 2019 and 2018, shared savings revenue represented 95% and 96%, respectively, of the Company’s total revenue. The continued realization of such revenue depends on certain government programs and is subject to political and macroeconomic trends. The ACA was signed into law in March 2010 and legislated broad-based changes to the U.S. health care system which have a material impact on the Company’s business. There is considerable discussion within the new Presidential administration and Congress about repealing and replacing the ACA. At this time, it is uncertain whether, when, and what changes will be made to the ACA, and what impact such changes could have on the Company’s business. However, any changes to the ACA, including through any repeal and replacement to the ACA, could have a material adverse effect on our business, financial position and results of operations.

Under the MSSP, CMS has historically made payments to ACOs for a measurement year in the second half of the following year, which may negatively impact the Company’s cash flows. In order to receive revenues from CMS under the MSSP, the ACO must meet certain minimum savings rates (i.e. save the federal government money) and meet certain quality measures. More specifically, an ACO’s medical expenses for its assigned beneficiaries during a relevant measurement year must be below the benchmark established by CMS for such ACO. Notwithstanding the Company’s efforts, the Company’s ACO may be unable to meet the required savings rates or may not satisfy the quality measures, which may result in the Company receiving no revenues and losing our investment in or from the acquisition and operation of CHM and AHP.

Cash Balances

The Company maintains cash balances in one checking account at a single financial institution. These accounts are insured by the Federal Deposit Insurance Corporation (FDIC) up to a combined total of $250,000; at times, the cash in this institution may exceed FDIC insured limits. The Company has not experienced any loss in such accounts. The Company believes it is not exposed to any significant credit risk on these cash balances.

CURA HEALTH MANAGEMENT LLC

(a Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2019 and 2018

Note 4. TRANSACTIONS WITH RELATED PARTIES

During the years ended December 31, 2019 and 2018, certain expenses incurred by the Company, including personnel expenses and some overhead expenses, were paid to legal entities controlled by the Principals. The amount of such expenses totaled $158,170 and $99,230 in the years ended December 31, 2019 and 2018, respectively. Additionally, during the years ended December 31, 2019 and 2018, the Company paid consulting fees to the Company’s members in the amount of $-0- and $975,000, respectively.

Note 5. MEMBERS’ EQUITY

During the years ended December 31, 2019 and 2018, the Company was owned 50% by each of the Principals. On October 1, 2019, the predecessor parent company CMG transferred ownership of AHP to its newly formed holding company, CHM. Members’ equity has been retroactively restated to reflect the capital of CHM for all periods presented. Changes in members equity during the years ended December 31, 2019 and 2018 were as follows:

	Year Ended December 31,
	2019	2018
Members’ Equity at Beginning of Period	$9,455	$(2,623)
Net Income	980,402	12,078
Member Contributions	3,100	—
Member Distributions	(380,000)	—

Members’ Equity at End of Period	$612,957	$9,455

Note 6. COMMITMENTS AND CONTINGENCIES

ACO Agreement with CMS

The Company, via its subsidiary AHP is party to a Medicare Shared Savings Program Accountable Care Organization Participation Agreement with the CMS that establishes AHP as an ACO. The agreement is effective through December 31, 2024. The Company must comply with the terms and conditions of the agreement in order to maintain its status as an ACO and generate shared savings revenue.

ACO Agreement with Participants

The Company is party to 33 separate participant agreements with participating providers that are members of the Company’s ACO with expiration dates between 2020 and 2024. These agreements include certain restrictions and requirements to which the participating providers must adhere in order to maintain participation in the ACO.

CURA HEALTH MANAGEMENT LLC

(a Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2019 and 2018

Note 6. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Litigation

From time to time, the Company may be involved in a variety of claims, lawsuits, investigations and proceedings related to contractual disputes, employment matters, regulatory and compliance matters, intellectual property rights and other litigation arising in the ordinary course of business. The Company operates in a highly regulated industry which may inherently lend itself to legal matters. Management is aware that litigation has associated costs and that results of adverse litigation verdicts could have a material effect on the Company’s financial position or results of operations. The Company’s policy is to expense legal fees and expenses incurred in connection with the legal proceedings in the period in which the expense is incurred. The Company is not aware of any such legal proceedings that it believes will have, individually or in the aggregate, a material adverse effect on its business, financial condition or operating results.

Note 7. EVALUATION OF SUBSEQUENT EVENTS

The Company has evaluated subsequent events through August 3, 2020, which is the date the financial statements were available to be issued.

On May 18, 2020, the Company entered into a month to month agreement on its building lease with the Chief Executive Officer of Cura Health Management LLC. Under the terms of the verbal agreement, monthly rental payments will be $2,800.

On May 18, 2020, the Company entered into a definitive agreement to be acquired by HealthLynked and the acquisition was completed. Under the terms of acquisition, HealthLynked paid the Company’s members the following consideration: (i) $214,000 in cash paid at closing, (ii) 2,240,838 shares of HealthLynked common stock issued at closing, (iii) up to $223,500 additional cash and $660,000 in additional shares of HealthLynked common payable at the time CHM receives the final assessment of the calculation of MSSP savings for the 2019 program year, with this amount prorated based on a target MSSP payment (plus other ancillary revenue) of $1,725,000, and (iv) up to $437,500 based on the business achieving annual revenue of $2,250,000 and annual profit of $500,000 in each of the four years following closing.